SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                      -----------------------------------

                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported): July 2, 1999


                              AUDIO BOOK CLUB,INC.
             (Exact name of registrant as specified in its charter)


           FLORIDA                     1-13469                   65-0429858
(State or other jurisdiction         (Commission             (I.R.S. Employer )
      of incorporation)              File Number)            Identification No.)


2295 Corporate Blvd., N.W. - Suite 222, Boca Raton, FL            33431
       (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code: 561-241-1426


--------------------------------------------------------------------------------
          Former name or former address, if changed since last report

Item 5. Other Events.

Audio Book Club, Inc. is filing this report to report the following events:

1. On July 2, 1999, Audio Book Club issued and sold 540,000 shares of its common stock at a price of $13.00 per share to three "qualified institutional buyers", as defined in Rule 144A promulgated under the Securities Act of 1933. Audio Book Club agreed to file with the Securities and Exchange Commission a registration statement covering these shares within 60 days from the date of the sale.

2. On July 6, 1999, Audio Book Club repaid a $4.35 million 9% convertible senior subordinated note issued to Norton Herrick, its Co-Chief Executive Officer and Chairman of the Board, to help Audio Book Club finance its acquisition of Doubleday Direct Inc.'s Audiobooks Direct Club in June 1998.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     None


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


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              AUDIO BOOK CLUB INC.



                                              By: /s/ John Levy
                                                  ----------------------------
                                                  Executive Vice President and
                                                  Chief Financial Officer


Date: July 9, 1999

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